Supplement to Van Eck Funds
                       Statement of Additional Information
                              Dated October 1, 2003


                         INTERNATIONAL SELLING AGREEMENT
                              SALES CHARGE SCHEDULE

Foreign Banks and Foreign Fiduciaries which have a Van Eck Global International Selling Agreement may purchase shares on behalf of clients in the following Van Eck Global mutual funds, which are registered with the central bank, De Nederlandsche Bank. Purchases on behalf of clients are be made at the reduced sales charge below.


1.      VAN ECK FUNDS COMMISSIONS AND FEES

        VAN ECK EMERGING MARKETS FUND-A
        VAN ECK GLOBAL HARD ASSETS FUND-A
        VAN ECK INTERNATIONAL INVESTORS GOLD FUND-A

                                                           Discount to
                                                          Broker-Dealers
                                 Sales Charge as         as a Percentage
                                 a Percentage of          of the Public
        On all Purchases         Offering Price          Offering Price
        ----------------         --------------          --------------

                                     2.00%                    1.75%


o Brokers or Agents who receive substantially all of the sales charge for shares they sell may be deemed to be statutory underwriters.

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                                 12B-1 SCHEDULE

1.      VAN ECK FUNDS ANNUAL 12B-1 PAYMENT TO BROKER-DEALERS

        VAN ECK EMERGING MARKETS FUND-A                    25 basis points
        VAN ECK GLOBAL HARD ASSETS FUND-A                  25 basis points
        VAN ECK INTERNATIONAL INVESTORS GOLD FUND-A        25 basis points

o    12b-1 fees are calculated on daily assets and paid quarterly.



           THIS SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
                          IS DATED DECEMBER 12, 2003.